UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 19, 2006

                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     000-50974               80-0123855
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

              55 ALMADEN BOULEVARD, SUITE 200
                  SAN JOSE, CALIFORNIA                             95113
   _____________________________________________________         __________
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On October 19, 2006, the Company issued a press release disclosing information regarding our results of operations for the quarter and nine months ended September 30, 2006. A copy of the press release is attached hereto as
Exhibit 99.1. Such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.        Financial Statements and Exhibits

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006                     Bridge Capital Holdings





                                            By: /s/THOMAS A. SA
                                               _________________________________
                                                   Thomas A. Sa
                                                   Executive Vice President and
                                                   Chief Financial Officer




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



                                  EXHIBIT INDEX


99.1 Press release dated October 19, 2006 announcing results of operations for the quarter and nine months ended September 30, 2006.









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